                                                                    EXHIBIT 10.5


Not to be used for Consumer Transactions
DEMAND NOTE (MULTIPLE ADVANCES)
Interest Bearing-Stated Rate/Quoted Rate
                                    New York, New York               , 19
                                    --------------------------- ----------------
                                    (City and State)             (Date)
$2,100,000

ON DEMAND, for value received, the undersigned,jointly and severally (if executed by two or more parties), hereby promises to pay to the order of

CITIBANK, N.A. (the "Bank"), at its Office or Branch at

399 Park Avenue, New York, New York 10043
-----------------------------------------

the principal sum of Two Million One Hundred Thousand & 00/100
                     -----------------------------------------

        ____________________(DOLLARS), $2,100,000.00_______________________

or, if less, the aggregate unpaid principal amount of all advances made hereunder by the Bank to the undersigned during the period from the date hereof to the date of demand for payment hereunder and outstanding on such date of demand; together with interest on any and all principal amounts hereunder from time to time outstanding from and including the date hereof to the Business Day (as defined herein) of the Bank on which said principal amounts are paid in full, at a fluctuating interest rate per annum (the "Stated Rate") equal at all times to 1% over the Base Rate (as defined herein), each change in such fluctuating interest rate to take effect simultaneously with the corresponding change in the Base Rate, but in no event in excess of the maximum interest rate permitted by applicable law; provided, however, that if from time to time the undersigned and the Bank mutually agree, all or any portion of the unpaid principal amount of such advances shall, for a term mutually agreeable to the undersigned and the Bank, bear interest at a rate quoted by the Bank and agreed to by the undersigned (the "Quoted Rate"). Promptly after the undersigned and the Bank so mutually agree on the Quoted Rate and the term therefor, the Bank shall send to the undersigned a written confirmation of such Quoted Rate, the term thereof, and the unpaid principal amount subject thereto, which confirmation shall be conclusive and binding for all purposes, provided, that after any such mutually agreed term expires, such unpaid principal amount shall bear interest at the Stated Rate. The duration of any term used in connection with a Quoted Rate shall in no way affect the Bank's right to demand payment hereunder at any time; provided, however, that unless the Bank shall have made a demand hereunder for payment, the undersigned shall have no right to prepay any unpaid principal amount bearing interest a Quoted Rate prior to the last day of the term thereof. The undersigned further agrees to pay interest on any amount of principal which is not paid when due, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum (in lieu of the Stated Rate or the Quoted Rate in effect at such time) equal at all times to 4% per annum above the Stated Rate. All advances made by the Bank to the undersigned and all payments made on account of the principal hereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed on the grid attached hereto.

I. As collateral Security for the payment of (i) the indebtedness evidenced by this Note of by any note or notes which may be giver in renewal or extension of all or any part of such indebtedness (each of which being an "Other Note"), and
(ii) any and all other obligation! and/or liabilities, direct or contingent, of the undersigned to the Bank, due or to become due, whether now existing or hereafter arising (the indebtedness evidenced hereby, by any Other Note, and any and all such other obligations and liabilities being hereinafter referred to as the "Obligations"), the undersigned hereby grants and transfers to the Bank a lien upon and a security interest in any and all property (together with the proceeds thereof) in which the undersigned at any time has rights and which at any time has been delivered, transferred pledged, mortgaged or assigned to, or deposited in or credited to an account with, the Bank or any third party(ies) acting in its behalf or designated by it, or otherwise at any time is in the possession or under the control or recorded on the books of the Bank, or any third party(ies) acting in its behalf or designated by it, whether expressly as collateral or for safekeeping or for any other or different purpose, including (without limitation) any property which may be in transit by mail or carrier for any purpose, or covered or affected by any documents in the Bank's possession or in the possession of any such third party(ies), and in any and all property in which the undersigned at any time has rights and in which at any time a security interest has been transferred to the Bank. The Bank may at its option and at any time, with or without notice to the undersigned, appropriate and apply to the payment or reduction, either in whole or in part, of the amount owing of all or any of the Obligations (whether or not then due) any and all moneys now or hereafter with the Bank, on deposit or otherwise, to the credit of or belonging to the undersigned. The Bank shall not be obligated to assert or enforce any rights, liens or security interest hereunder or to take any action in reference thereto, and the Bank may in its discretion at any time relinquish its rights hereunder as to particular property, in each case without thereby affecting or invalidating its rights hereunder as to all or any other property securing or purporting to secure the Obligations.

II. Furthermore, the undersigned agrees that: (a) in the event of any new or additional certificates of stock being issued (as stock dividends or otherwise) relative to any stock held by the Bank at the time as security hereunder, or in the event of any additional shares of such stock being issued in uncertificated form, such certificates or shares shall be deemed an increment to the stock so held and under pledge to the Bank and that, therefore, such certificates or shares will, to the extent received by, issued or transferred to or placed under the control of the undersigned, be held or controlled in trust for the Bank and such certificates or shares, or a security interest therein, will be promptly delivered or transferred to the Bank (in form for transfer) to be held hereunder; (b) should the aggregate market value of at property held as security hereunder at any time suffer any decline or should any such property be deemed by the Bank to be unsatisfactory, or inadequate, the undersigned will forthwith upon request deliver or transfer to the Bank additional property or a security interest therein or will make one or more prepayments of this Note, in each case to the satisfaction of the Bank; (c) the Bank shall exercise reasonable care in the custody of any property upon or in which a lien and security interest has been created hereunder at any time but shall be deemed to have exercised reasonable care if such property is accorded treatment substantially equal to that which the Bank accords its own property or if the Bank takes such actions with respect to the property as the undersigned shall reasonably request in writing, but no failure to compel, with any such request nor any omission to do any such act requested by the undersigned shall be deemed a failure to exercise reasonable care, nor shall any failure of the Bank to take necessary steps to preserve rights against any parties with respect to any property in its possession be deemed a failure to exercise reasonable care; and (d) the Bank may, in its discretion and in the absence of other express instruction in writing, apply any amounts which may be paid; to and/or received or held by it relative hereto at any time to the payment or reduction either in whole or in part, of the principal and/or interest (as the Bank may elect) then owing on all or any of the Obligations.

III. Upon the non-payment of any of the Obligations when due, and, in the case of Obligations evidenced hereby or other Obligation, payable on demand, when payment is demanded, the Bank shall have all of the rights and remedies provided to a secured party by the Uniform Commercial Code in effect in New York State at that time and, in addition thereto, the undersigned further agrees that (1) in the event that notice is necessary, written notice mailed to the undersigned at the address given below three business days prior to the date of public sale of the property subject to the lien and security interest created herein or prior to the date after which private sale or any other disposition of said property will be made shall constitute reasonable notice but notice given in any other reasonable manner or at any other reasonable time shall be sufficient" (2) in the event of sale or other disposition of such property, the Bank may apply the proceeds of an) such sale or disposition to the satisfaction of its reasonable attorney's fees, legal expenses and other costs and expenses incurred in connection with its retaking, holding, preparing for sale, and selling of the property, and (3) without precluding any other methods of sale, the set( of property shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practice! of banks disposing of similar property, but in any event the Bank may sell on such terms as it may choose, without assuming any credit risk and without any obligation to advertise.

IV. The word "property" as used herein includes goods and merchandise together with the proceeds thereof, as well as any and at documents relative thereto; also funds, cash credit balances, securities (including certificated, uncertificated and book-entry securities) chosen in action and any and all other forms of property together with the proceeds thereof, whether real, personal, or mixed, and any right title or interest of the undersigned therein or thereto.

V. "Base Rate", as used herein, means a fluctuating interest rate per annum which shall at all times be equal to the higher of (a) the rate of interest announced publicly by the Bank in New York, New York, from time to time, as the Bank's base rate; or (b) the sum (adjusted to the nearest 1/4 of one percent or, if there is no nearest 1/4 of one percent, to the next higher 1/4 of one percent) of (i) 1/2 of one percent per annum, plus (ii) the rate per annum obtained by dividing (A) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving aver age being determined weekly on each Monday (or, if any such day is not a Business Day (as defined below), on the next succeeding Business Day) for the three-week period ending on the previous Friday by the Bank on the basis of such rates reported by certificate of deposit dealer( to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by the Bank from three New York certificate of deposit dealers of recognized standing selected by the Bank by (B) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Board o Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for the Bank in respect of liabilities consisting of or including (among other liabilities) three-month U.S. dollar nonpersonal time deposits in the United States, plus (if!) the average during such three-week period of the annual assessment rates estimated by the Bank for determining the then current annual assessment payable by the Ban@ to the Federal Deposit Insurance Corporation (or any successor) for insuring U.S. dollar deposits of the Bank in the United States. "Business Day", as used above, means a day of the year on which banks are not required or authorized to close in New York City.

                    Advances and Payments of Principal and Interest
===========================================================================================================================
          AMOUNT OF ADVANCE AND, IF ADVANCE OR
          PORTION THEREOF BEARS INTEREST AT THE
          QUOTED RATE, THE AMOUNT THEREOF, THE     AMOUNT OF PRINCIPAL    AMOUNT OF     UNPAID PRINCIPAL    NOTATION
 DATE     QUOTED RATE AND TERM THEREFOR              PAID OR PREPAID    INTEREST PAID  BALANCE OF ADVANCES   MADE BY
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

===========================================================================================================================

               FOR VALUE RECEIVED, the undersigned hereby (jointly and severally) unconditionally guarantee(s) unto the payee and/or any subsequent owner or holder of the within Note (the "Note"), the punctual payment when due of all amounts payable under the Note, and any and all indebtedness evidenced thereby, in accordance with the terms and conditions thereof. Notice of the acceptance hereof, and promptness in making any demand hereunder for the payment, or in giving notice of any default in the payment, of all or any part of said indebtedness, are hereby waived. In the event this Guaranty is referred to an attorney for collection, the undersigned further agrees to pay an attorney's fee equal to 15 percent of the full amount due hereunder, plus court costs and disbursements.

               The liability of the undersigned under this Guaranty shall be absolute and unconditional irrespective of:

               (i) any lack of validity or enforceability of the Note or any other agreement or instrument relating thereto;

               (ii) any change in the time, manner or place of payment of, or in any other term of, the Note, or any other amendment or waiver of, or any consent to departure from, the Note;

               (iii) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty of the Note; or

               (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the borrower (or any of them under the Note) or a guarantor.

               Without limiting the right of the Bank to bring any action or proceeding against the undersigned or against property of the undersigned arising out of or relating to the Note, this Guaranty or any indebtedness evidenced thereby, respectively (an "Action"), in the courts of other jurisdictions, the undersigned hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City, and the undersigned hereby irrevocably agrees that any Action may be heard and determined in such New York State court or in such Federal court. The undersigned hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any action in any jurisdiction. The undersigned hereby irrevocably agrees that the summons and complaint or any other process in any Action in any jurisdiction may be served by mailing to any of the addresses set forth below or by hand delivery to a person of suitable age and discretion at any of the addresses set forth below. Such service will be complete on the date such process is so mailed or delivered, and the undersigned will have thirty days from such completion of service in which to respond in the manner provided by law. The undersigned may also be served in any other manner permitted by law, in which event the undersigned's time to respond shall be the time provided by law.

               Both the undersigned and the Bank hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to any Obligation or this Guaranty.

        Dated:               Dated:

        Guarantors:

        ---------------      ---------------------
        Name                 Name

        ---------------      ---------------------
        Signature            Signature

        ---------------      ---------------------
        Address              Address

VI. The undersigned agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, administration, modification, amendment and enforcement (whether through legal proceedings, negotiations or otherwise) of this Note and any other document to be delivered hereunder (such costs and expenses shall include, without limitation, the reasonable fees and expenses of legal counsel). the undesigned agrees to indemnify and hold harmless the Bank and each of its directors, officers, employees, agents, affiliates and advisors from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, fees and disbursements of counsel) which may be incurred by or asserted against the Bank or any such director, officer, employee, agent, affiliate or advisor in connection with or arising out of any investigation, litigation or proceeding related to or arising out o this Note or any other document to be delivered hereunder or any transaction contemplated hereby or thereby (but in any case excluding any such claims, damages, losses, liabilities or expenses incurred by reason of the gross negligence or wilful misconduct of the indemnitee). The obligations of the undersigned under this Paragraph VI shall survive the payment in full of this Note.

VII. The Bank is hereby authorized, at its option and without any obligation to do so, to transfer to or register in the name of its nominee(s), including any Clearing Corporation or Custodian Bank, as defined in the Uniform Commercial Code in effect from time to time in New York State, and any nominee(s) thereof all or any part of the property referred to hereinabove, and to do so before or after the maturity of any of the Obligations, and with or without notice to the undersigned.

VIII. The Bank may transfer this Note and deliver to the transferee(s) all or any of the property then held by it as security hereunder, a-z: the transferee(s) shall thereupon become vested with all the powers and rights herein given to the Bank with respect thereto; and the Bank shall thereafter be forever relieved and fully discharged from any liability or responsibility in the matter, but the Bank shall retain all rights and powers hereby given with respect to property not so transferred.

IX. The word "undersigned" wherever used herein shall be construed to refer separately to each of us and collectively to any two or more of us, and this Note shall not be revoked or impaired as to any one or more of us by the revocation or release of any obligations hereunder of any other(s) of us.

X. The undersigned hereby waives presentment for payment, demand, notice of dishonor and protest of this note and further agrees that this Note shall be deemed to have been made under and shall be governed by the laws of the State of New York in all respects, including matters of construction, validity and performance, except with respect to interest rate, which shall be governed by applicable law, and that none of its terms or provisions may be waived, altered, modified or amended except as the Bank may consent thereto in writing duly signed for and on its behalf.

XI. The Bank is authorized, at its option, to file Financing Statement(s) without the signature of the undersigned with respect to any of the above described property; the undersigned agrees to pay the cost of any such filing, and to sign upon request any instruments, documents or other papers which the Bank may require to perfect its security interest in the property.

XII. Without limiting the right of the Bank to bring any action or proceeding against the undersigned or against property of the undersigned arising out of or relating to any Obligation or this Note (an "Action") in the courts of other jurisdictions, the undersigned hereby revocably submits to the jurisdiction of any New York State or Federal Court sitting in New York City, and the undersigned hereby irrevocably agrees that any Action may be heard and determined in such New York State court or in such Federal court. The undersigned hereby revocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any Action any jurisdiction. The undersigned hereby irrevocably agrees that the summons and complaint or any other process in any Action in any jurisdiction may be served by mailing to any of the addresses set forth below or by hand delivery to a person of suitable age and discretion at any of the addresses set forth below. Such service will be complete on the date such process is so mailed or delivered, and the undersigned will have thirty days from such completion of service in which to respond in the manner provided by law. The undersigned may also be served in any other manner permitted by law, in which event the undersigned's time to respond shall be the time provided by law.

XIII. Both the undersigned and the Bank hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim arising out of or relating to any Obligation or this Note.








The A Consulting Team, Inc.
---------------------------  -----------------------
Name of Borrower             Name of Borrower



/s/ Shmuel BenTov
---------------------------  -----------------------
Signature                    Signature


---------------------------  -----------------------
Address                      Address

        200 Park Avenue South, New York, NY  10003